Fixed Income Investor Presentation Third Quarter 2025

disclaimer 2 This Presentation contains summarized consolidated information concerning First Financial Bancorp. (the “Company”) and the Company’s business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional financial, statistical and business-related information, see the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2024 and Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, as well as the Company's other reports filed with the SEC from time to time. Such reports are or will be available in the Investor Relations section of the Company’s website (www.bankatfirst.com) and the SEC’s website (https://www.sec.gov).

forward looking statements disclosure 3 Forward Looking Statements Certain statements contained in this Presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 4 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this presentation are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. Use of Non-GAAP Financial Measures This presentation contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation.

About First Financial Bancorp Financial Overview Overview of Recent Acquisitions Appendix presentation contents 5 our franchise


MI
Grand Rapids
Chicago
Cleveland
OH
Columbus
IN
IL
Indianapolis
Dayton
Columbus
Cincinnati
Louisville
KY
Financial Centers | Yellow Cardinal
Commercial Hubs
Corporate Headquarters
Westfield Bank Acquisition
Pending BankFinancial Acquisition





$18.6B
in assets[1]

$11.7B/$14.4B
loans / deposits[1]

$5.8B
wealth AUA[1,2]

2.15%
3Q Adj. PTPP ROAA[3]

NASDAQ: **FFBC**

Headquarters: **Cincinnati, Ohio**

Founded: **1863**

Banking Centers: **127**[1]

Employees: **1,986**[1]

Market Cap (9/30/25): **$2.4B**

Dividend Yield (9/30/25): **4.0%**

CET1 Ratio: **12.91%**[1]

Lines of Business

Commercial
C&I, O-CRE, Treasury,
ABL, ESOP, Equipment Finance,
Bannockburn Global Forex

Retail Banking
Consumer, Small Business

Mortgage Banking

Wealth Management / Affluent Banking

Investment Commercial Real Estate

Commercial Finance
Oak Street Funding / Franchise
Summit Funding Group
Agile Premium Finance

FIRST
first financial bancorp

[1] Data as of 9/30/25 and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.
[2] Includes brokerage assets under care.
[3] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.

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EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

key investment highlights

✓ Proven & sustainable business model for more than 160 years

- Conservative operating philosophy with 140 consecutive quarters of profitability
- Well managed through past credit cycles

✓ Premier Midwest franchise with top quartile profitability

- Top quartile ROA, ROATCE, NIM and fee income as a percentage of revenue[1]

✓ High quality balance sheet & robust capital position

- Low loan / deposit ratio and ~13% CET1 ratio as of 9/30/25[2]

✓ Prudent risk management & credit culture with strong asset quality

- Top quartile ACL coverage and low NPAs[1]

✓ Track record of well-executed acquisitions with well-defined M&A strategy

- Includes both bank and non-bank acquisitions

✓ Strategically distinct

- Local banking centered in legacy markets with a focus on growing core deposits
- Sophisticated commercial and wealth banking model that positions us to be the alternative to "Big Banks"
- National strategy that adds diverse fee streams while also complementing our Commercial Bank offerings

✓ Experienced and proven management team

[1] Profitability metrics measured against the KBW Nasdaq Regional Bank Index ("KRX") as of or for the quarter ending 9/30/25.
[2] Data as of 9/30/25 and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.

FIRST first financial bancorp

7

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

a long history of growth 8 $18.6B $6.4B $7.2B $8.1B $8.4B $8.9B $14.0B $14.5B $16.0B $16.3B $17.0B $17.5B $18.6B $22.1B 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q3'25 Total Assets ($B) 2014 First Financial acquires Insight Bank, First Bexley Bank and The Guernsey Bank (Combined assets of ~$700M) (Banks – OH) 2015 First Financial acquires Oak Street Funding (Specialty Lender) 2018 First Financial acquires MainSource Financial Group (Total assets of ~$4.6B) (Bank – IN) 2019 First Financial acquires Bannockburn Global Forex (Foreign Exchange) 2021 First Financial acquires Summit Funding Group (Equipment Finance) 2024 First Financial acquires Agile Premium Finance (Specialty Lender) 2025 First Financial announces acquisitions of Westfield Bancorp and BankFinancial (Combined assets of ~$3.5B) (Banks – OH/IL) 6 4 Bank Acquisitions Non-Bank Acquisitions 1 1 Excludes purchase accounting or other balance sheet adjustments. Note: Excludes ~$4 million acquisition of Brady Ware Capital in 2023.

KRX Constituents FFBC Bottom Top Q3 Quartile Median Quartile Actual ROAA 1.03% 1.25% 1.44% 1.54% ROATCE 13.3% 14.9% 16.9% 19.1% Net Interest Margin 3.25% 3.47% 3.80% 4.02% Noninterest Income / Net Revenue 13.6% 18.1% 22.1% 31.4% Loans + HTM / Deposits 97% 92% 86% 82% Cash + AFS Securities / Assets 14% 16% 21% 22% ACL / Gross Loans 1.07% 1.22% 1.35% 1.38% NPAs / Assets 0.64% 0.50% 0.36% 0.41% CET1 Ratio 11.2% 12.1% 13.7% 12.9% Total RBC Ratio 14.1% 14.8% 16.0% 15.3% Consolidated CRE / RBC1 266% 212% 180% 194% a top quartile performer 9 Top Quartile & Diversified Profitability Liquid Balance Sheet With Strong Credit and Capital Indicates Peer Top Quartile Indicates Peer Median 1 Data for the quarter ending 6/30/25 for comparability purposes. CRE balances per bank regulatory filings. Source: S&P Capital IQ Pro. All data calculated as of or for the quarter ending 9/30/25 unless otherwise noted and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.

consistent best-in-class earnings 10 1 KRX calculated as the top quartile or median of the current 50 KRX constituents. Source: S&P Capital IQ Pro. All data calculated as of or for the period ending 6/30/25 for comparability purposes. Return on Tangible Common EquityReturn on Average Assets Earnings Per Share Growth 1-Year 3-Year 5-Year 10-Year KRXKRX 100% Percentile Rank 20.1% 16.0% 100% Percentile Rank FFBC Top Quartile1 23.5% 15.3% 100% Percentile Rank 1.41% 1.23% 89% Percentile Rank 1.33% 1.29% 82% Percentile Rank 0%6% 8% 23.2% 16.3% FFBC Top Quartile1 1.31% 83% Percentile Rank 1.26% 6% 74% Percentile Rank 74% Percentile Rank 6% 60% Percentile Rank 8% FFBC KRX Median1 7% 37% Percentile Rank 3% 17.6% 14.8% 96% Percentile Rank 1.28% 1.24% 84% Percentile Rank ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

key company brands Full suite of diversified financial products for individuals and businesses $18.6 Billion Assets $14.4 Billion Deposits Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses Wealth & asset management services for individuals and businesses $5.8 Billion Assets Under Care $31.4 Million LTM Revenue $368 Million LTM Wealth Advisory Sales Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises 9 Offices Across the U.S. $59.8 Million LTM Revenue Specialty lender to insurance industry, RIAs, CPAs $733 Million Loans $120 Million Deposits $222 Million LTM Originations Specialty lender for commercial customers to finance insurance premiums High Yielding and High Quality Portfolio $254 Million Loans $540 Million LTM Originations Full-service equipment financing company $1.2 Billion Leases/Loans $470 Million LTM Originations $79.9 Million LTM Fee Income 11 Note: Data as of or for the period ending 9/30/25 and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.

Note: Financial data as of 9/30/25. Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. complementary market centric strategies Loans $3.4B / Deposits $2.3B Loans $1.9B / Deposits $5.1B Loans $4.1B / Deposits $6.8B Loans $2.3B / Deposits $0.2B 12

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 13 Note: Data as of 9/30/25 and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.

About First Financial Bancorp Financial Overview Overview of Recent Acquisitions Appendix presentation contents 14

3Q 2025 results 140th Consecutive Quarter of Profitability 15 • EOP assets decreased $79.7 million compared to the linked quarter to $18.6 billion • EOP loans decreased $71.6 million compared to the linked quarter to $11.7 billion • Average deposits increased $157.2 million compared to the linked quarter to $14.5 billion • EOP investment securities increased $34.6 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $73.5 million; $73.6 million as adjusted1 • Noninterest expense – $134.3 million; $133.3 million as adjusted1 • Efficiency ratio – 57.4%. Adjusted efficiency ratio1 – 57.0% • Effective tax rate of 20.7%. Adjusted effective tax rate1 of 20.8% • Net interest income – $160.5 million • Net interest margin of 3.99% on a GAAP basis; 4.02% on a fully tax equivalent basis1 • Net income – $71.9 million or $0.75 per diluted share. Adjusted net income1 – $72.6 million or $0.76 per diluted share • Return on average assets – 1.54%. Adjusted return on average assets1 – 1.55% • Return on average shareholders’ equity – 11.08%. Adjusted return on average shareholders’ equity1 – 11.19% • Return on average tangible shareholders’ equity – 19.11%. Adjusted return on average tangible shareholders’ equity1 – 19.29% • Provision expense – $9.1 million • Net charge-offs – $5.2 million. NCOs / Avg. Loans – 0.18% annualized • Classified Assets / Total Assets – 1.18% • NPA / Total Assets – 0.41% • ACL / Total Loans – 1.38% • Total capital ratio – 15.32% • Tier 1 common equity ratio – 12.91% • Tangible common equity ratio – 8.87%. Adjusted tangible common equity ratio1 – 10.15% • Tangible book value per share – $16.19 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

consistent & high levels of profitability 16 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. $0.75$0.73 $0.54 $0.68 $0.55 $0.76 $0.74 $0.63 $0.71 $0.67 3Q252Q251Q254Q243Q24 Diluted EPS Adjusted EPS 1 19.11%19.61% 15.16% 19.08% 16.29% 19.29%19.76% 17.80% 19.90%19.77% 3Q252Q251Q254Q243Q24 ROATCE Adjusted ROATCE 1 Adjusted Pre-tax, Pre-Provision Earnings1 1.54%1.52% 1.13% 1.41% 1.17% 1.55%1.54% 1.33% 1.47%1.42% 3Q252Q251Q254Q243Q24 ROAA Adjusted ROAA1 $100.7$98.5 $83.7 $93.2$89.7 2.15% 2.14% 1.85% 2.03%2.00% 3Q252Q251Q254Q243Q24 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROAA11 diversified & growing fee revenues 17 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 3Q25 Highlights • Adjusted noninterest income1 31% of net revenue • Foreign exchange income of $16.7 million; increased $2.9 million, or 21.1% from linked quarter • Mortgage banking income of $6.8 million; increased $0.1 million, or 2.2% from linked quarter • Leasing business income of $21.0 million; increased $0.2 million, or 1.0% from the linked quarter • Other income of $8.4 million; increased $2.8 million, or 50.1% from the linked quarter All dollars shown in millions Service Charges $7.8 11% Wealth Mgmt $7.4 10% Bankcard $3.6 5% Client derivative fees $1.9 2% Foreign exchange $16.7 23% Leasing business $21.0 29% Mortgage banking $6.8 9% Other $8.4 11% Total $73.5 million $73.6 million as adjusted 1 net interest income & margin 18 3Q25 NIM (FTE) Progression Net Interest Income All dollars shown in millions 3.89%3.95% 3.80%3.82% 3.98% 0.13%0.10% 0.08%0.12% 0.10% 4.02%4.05% 3.88% 3.94% 4.08% 3Q252Q251Q254Q243Q24 Basic Margin (FTE) Loan Fees Net Interest Margin (FTE) 2Q25 4.05% Asset yields/mix -0.02% Funding costs/mix -0.01% 3Q25 4.02% 1 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. $155.4$154.3 $146.2 $149.7$151.8 $5.1$4.0 $3.1 $4.7$3.8 $160.5 $158.3 $149.3 $154.4$155.6 3Q252Q251Q254Q243Q24 Basic NII Loan Fees 1

19 All dollars shown in millions attractive deposit portfolio Deposit Product Mix (Avg) 3Q25 Average Deposit Progression Total growth/(decline): $157.2 million Noninterest- bearing $3,002 21% Interest-bearing demand $1,786 12% Savings $994 7% Money Market $3,337 23% Retail CDs $1,968 13% Brokered Deposits $1,416 10% Public Funds $2,009 14% Total $14.5 billion -$11.9 $38.3 -$9.9 $106.4 $10.3 $165.8 -$141.8 Noninterest-bearing Interest-bearing demand Savings Money Market Retail CDs Brokered Deposits Public Funds Q3 2025 Cost of Total Deposits: 2.13% Uninsured Deposits Uninsured deposits (per call report instructions) 6,073$ Less: Public funds 1,766 Less: Intercompany deposits 556 Adjusted uninsured deposits 3,751 Borrowing capacity 5,303 Borrowing capacity in excess of adjusted uninsured deposits $ 1,552 Borrowing capacity as a % of adjusted uninsured deposits 141.4% Adjusted uninsured deposits to total deposits 26.0%

high quality loan portfolio 20 All dollars shown in millions Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total growth/(decline): ($71.6) million ICRE $3,583 31% Commercial & Small Business Banking $3,490 30% Oak Street $733 6% Summit $959 8% Agile $254 2% Consumer $1,090 9% Mortgage $1,606 14% Total $11.7 billion -$37.7 -$29.9 -$46.5 $28.2 -$2.2 $24.9 -$8.4 ICRE Commercial & Small Business Banking Oak Street Summit Agile Consumer Mortgage Q3 2025 Yield on Loans: 6.88% NDFI Exposure • Total balance of $434 million (4% of loans) • Diversified, conservatively managed and anchored in high investment grade tier with no adversely rated credit • $305 million (70%) of portfolio consists of traditional REITs with $7 million average loan size • $74 million (17%) of portfolio consists of securitizations with $10 million average loan size diversified & granular commercial portfolio

C&I and Owner Occupied CRE Loans by Sector[1]

NAICS Sector	9/30/25	% of Total Loans
Finance and Insurance	$1,134.4	9.7%
Manufacturing	539.6	4.6%
Construction	379.1	3.2%
Real Estate and Rental and Leasing	346.0	3.0%
Professional, Scientific, and Technical Services	289.6	2.5%
Health Care and Social Assistance	282.0	2.4%
Accommodation and Food Services	254.3	2.2%
Retail Trade	235.3	2.0%
Wholesale Trade	213.1	1.8%
Agriculture, Forestry, Fishing and Hunting	163.7	1.4%
Transportation and Warehousing	142.8	1.2%
Administrative and Support and Waste Managemer	141.2	1.2%
Other Services (except Public Administration)	118.4	1.0%
Arts, Entertainment, and Recreation	77.0	0.7%
Information	63.9	0.5%
Public Administration	59.3	0.5%
Utilities	33.0	0.3%
Educational Services	28.2	0.2%
Management of Companies and Enterprises	26.4	0.2%
Mining, Quarrying, and Oil and Gas Extraction	13.9	0.1%
Other	4.8	0.0%
Grand Total	**$4,546.1**	**38.8%**

[1] Excludes Agile Premium Finance

Investor CRE Loans by Property Type

Property Type	9/30/25	% of Total Loans
Residential Multi Family 5+	$1,342.2	11.5%
Retail Property	809.6	6.9%
Industrial	415.8	3.5%
Office	366.7	3.1%
Hospital/Nursing Home	256.6	2.2%
Hotel	135.6	1.2%
Land	107.5	0.9%
Residential 1-4 Family	87.8	0.7%
Other Real Estate	48.5	0.4%
Self Storage	11.7	0.1%
Agriculture	0.4	0.0%
Other	0.0	0.0%
Grand Total	**$3,582.5**	**30.6%**

Q3 2025 CRE / Consolidated Risk Based Capital: 186%[1]

[1] CRE balances per bank regulatory filings. Ratio excludes the impact of Westfield Bancorp and BankFinancial acquisitions.
All dollars shown in millions

FIRST
first financial bancorp

21

EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

strong credit quality & highly disciplined credit risk management 22 Classified Assets / Total Assets 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets Net Charge Offs & Provision Expense1 $218.8$214.3$213.4 $224.1 $206.2 1.18%1.15%1.16% 1.21% 1.14% 3Q252Q251Q254Q243Q24 Classified Assets Classified Assets / Total Assets $76.1$77.1 $59.8 $66.0$65.5 0.41%0.41% 0.32%0.36%0.36% 3Q252Q251Q254Q243Q24 NPAs NPAs / Total Assets $7.3 $11.7 $10.5 $6.0 $5.2 $10.6 $9.4 $8.7 $9.8 $9.1 0.18% 0.21% 0.36% 0.40% 0.25% 3Q24 4Q24 1Q25 2Q25 3Q25 NCOs Provision Expense NCOs / Average Loans

23 strongly reserved 3Q25 Highlights All dollars shown in millions • $179.5 million combined ACL; $9.1 million combined provision expense • $161.9 million ACL – loans and leases; 1.38% of loan balances • Utilized Moody’s September baseline forecast in quantitative model • $17.6 million ACL – unfunded commitments ACL / Total Loans $158.8 $156.8 $155.5 $158.5 $161.9 $17.1 $16.9 $16.4 $17.1 $17.6 $176.0 $173.7 $171.9 $175.7 $179.5 1.37% 1.33% 1.33% 1.34% 1.38% 3Q24 4Q24 1Q25 2Q25 3Q25 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans

24 ample sources of liquidity • Interest-bearing deposits with other banks of $565 million • Investment securities portfolio: • 98.0% of investment portfolio classified as available- for-sale • $727.6 million of expected cash flow from securities portfolio in next 12 months • $343.1 million of floating rate securities with minimal losses • Portfolio duration of 4.3 years at September 30, 2025 Cash/Investment Liquidity Borrowing Capacity FHLB borrowing availability 1,131,632$ Fed Discount Window availability 862,800 Brokered CDs/Deposit placement services 2,323,756 Fed funds 985,000 Total as of September 30, 2025 5,303,189$ Investment Portfolio Composition (by amortized cost) Am. Cost: $3.7B Duration: 4.3 Yrs Note: Data as of or for the period ending 9/30/25. All dollars shown in thousands. U.S. Government 2% MBS - Resi. 36% RMBS - Comm. 9% CMOs 16% Muni 17% ABS 15% Other 5%

solid capital base 25 9/30 Risk Weighted Assets = $14,166,935 All capital numbers are considered preliminary. 1 Pro forma includes estimated impact of Westfield Bancorp and BankFinancial acquisitions consistent with merger assumptions as detailed on pages 38 and 39. 2 CRE balances per bank regulatory filings. 3 Includes sale of BankFinancial’s entire multifamily portfolio. 4 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non- GAAP reconciliation. Adjusted TCE excludes impact from AOCI. Tier 1 Common Equity Ratio Tier 1 Capital Ratio 12.04% 12.16% 12.29% 12.57% 12.91% 11.38% 7.00% 3Q24 4Q24 1Q25 2Q25 3Q25 3Q25 (Pro forma) Tier 1 Common Equity Ratio Basel III minimum 12.37% 12.48% 12.61% 12.89% 13.23% 11.38% 8.50% 3Q24 4Q24 1Q25 2Q25 3Q25 3Q25 (Pro forma) Tier 1 Capital Ratio Basel III minimum Total Capital Ratio Tangible Common Equity Ratio 14.58% 14.64% 14.90% 14.98% 15.32% 13.67% 10.50% 3Q24 4Q24 1Q25 2Q25 3Q25 3Q25 (Pro forma) Total Capital Ratio Basel III minimum 7.98% 7.73% 8.16% 8.40% 8.87% 7.54% 9.34% 9.39% 9.62% 9.81% 10.15% 8.62% 3Q24 4Q24 1Q25 2Q25 3Q25 3Q25 (Pro forma) TCE Ratio Adjusted TCE Ratio4 1 1 1 1 Consolidated CRE / RBC ratio2 209% 206% 200% 194% 186% 196%3

About First Financial Bancorp Financial Overview Overview of Recent Acquisitions Appendix presentation contents 26

27 overview of Westfield Bancorp Westfield Bank Lines of Business • Commercial Banking / Treasury Management • Agency Banking and Premium Finance • Registered Investment Advisor Banking • Consumer - Retail • Consumer - Mortgage • Private Banking 3.23% YTD NIM $2.1B in assets Consolidated Financial Highlights as of September 30, 2025 $1.7B in loans $1.8B in deposits 11.9% TCE / TA $14.5MM YTD Net Income Headquarters: Westfield Center, OH Branches: 7 Active (1 Pending) Employees: 1801 • Westfield Bancorp, the holding company for Westfield Bank, FSB (“Westfield Bank”), is 100% owned by Ohio Farmers Insurance Company (“OFIC”) (d/b/a Westfield), a mutual insurance company founded in 1848. • Westfield is a global leader in property and casualty insurance and underwrites commercial, personal surety, and specialty lines of coverage through its network of leading independent agents and brokers across the united States. Source: S&P Capital IQ Pro and Westfield Bancorp documents. Data as of or for the period ended 9/30/25. 1 Represents full-time employees at Westfield Bank, FSB.

28 transaction highlights Strategically Compelling • Accelerates entry into Northeast Ohio. • Provides attractive deposit base, branch network and commercial client base in a market with limited acquisition targets. • Adds talented staff in Retail, Commercial, Mortgage and Private Banking. • Adds talent, loans and deposits in Specialty Business Lines that match current lines (Premium Finance, Insurance Agency and RIA Banking). • Highly efficient branch network with average deposits per branch >$250 million1. Low Integration Risk • Adds $2.1 billion in assets, 10% of pro forma assets. • Low credit risk profile with minimal charge-offs. • Strong cultural alignment, community centric, deep expertise in Commercial and Specialty Business Lines. • Complementary credit culture and credit administration. Financially Attractive • Expected enhanced pro forma earnings per share. • Pay-to-trade ratio of just 0.87x. Source: S&P Capital IQ Pro. 1 Based on Westfield Bancorp’s $1.8 billion in total deposits as of September 30, 2025, divided by seven branches.

overview of BankFinancial

Overview of BankFinancial

Total Assets	$1.5Bn
Total Deposits	$1.2Bn
Headquarters	Burr Ridge, Illinois
Chairman & Chief Executive Officer	Morgan Gasior
Year Founded	1924
Branches	18 Full-Service Retail Branches
Ticker	BFIN (NASDAQ-Listed)

Key franchise highlights

1. Attractive low cost, core deposit franchise
2. Significant scarcity value in Chicago MSA
3. Strong capitalization and excess liquidity profile
4. Limited borrowings and no brokered deposits
5. Robust credit quality and underwriting philosophy

Financial summary

Balance Sheet & Capital (As of 3Q'25 Unless Otherwise Stated, %)	
Cash & Securities / Assets	43
Loan / Deposit Ratio	62
Non-Time Deposit Composition	79
TCE / TA	10.8
CET1 Ratio	21.1
NCOs / Avg. Loans (MRQ, annualized)	0.05
Profitability – (3Q'25, %)	
Return on Avg. Assets	0.65
Net Interest Margin	3.20
Efficiency Ratio	81
Fee Income Ratio	13

Loan & Deposit composition

Loan composition



Consumer 0%
1-4 Family 2%
Commercial Finance 7%
Equipment Finance 14%
Non-Res. RE 13%
Multifamily 64%

Loans: $0.8Bn
Yield on Loans: 5.30%[1]

Deposit composition



Noninterest Bearing 18%
Interest Bearing Checking 24%
Certificates of Deposit 21%
Savings 13%
Money Market 24%

Deposits: $1.2Bn
Cost of Deposits: 1.52%[1]

Note: Consolidated financial data as of 3Q'25.
[1] Per call report for the quarter ended 9/30/25.

FIRST
first financial bancorp

29

EQUAL OPPORTUNITY LENDER FDIC

transaction highlights

Strategically expands presence in economically robust Chicago market with strong core deposit franchise	✓ Acquisition of a low cost, granular core deposit franchise with $1.5Bn of assets and +100 year presence in Chicago market ✓ Complementary to existing Northwest Indiana presence, Chicago Commercial LPO, Agile Premium Finance headquarters and Bannockburn FX office ✓ Well-priced expansion opportunity at 0.91x Price / TBV and (1.2)% Core Deposit Premium
Financially attractive with expected enhanced financial benefits	✓ Expected enhanced pro forma earnings per share ✓ Expected robust pro forma profitability
Significant excess capital and liquidity – incremental excess funding capacity expected to be created with efficient balance sheet repositioning	✓ Ability to leverage BankFinancial's significant excess capital and liquidity for future growth ✓ Expected to reposition BankFinancial's entire multifamily loan portfolio post-closing to create incremental funding capacity and efficiently remix assets ✓ Expected balance sheet and capital to improve on a pro forma basis
Consistent operating philosophies drives low execution risk	✓ Proven strong credit culture and risk management practices ✓ Low execution risk given relative size ✓ Limited resource requirement will not disrupt internal initiatives or the consideration of other strategic opportunities

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pro forma loan & deposit composition

Loans

Deposits

first financial bancorp



NOO CRE 17%
Multifam. 8%
C&I 27%
OO CRE 9%
$11.7B
Resi. 21%
CLD 6%
Other 11%
Consumer 1%

Q3 Yield on Loans: 6.88%



MMDA + Savings 56%
$14.6B
CDs <$100k 14%
CDs ≥$100k 8%
Demand 20%
2%

Q3 Cost of Deposits: 2.13%

Q3 Loans / Dep.: 81%

WESTFIELD BANK



Multifam. 3%
NOO CRE 9%
OO CRE 12%
C&I 35%
$1.6B
Resi. 28%
CLD 4%
Consumer 6%
Other 3%

Q3 Yield on Loans: 6.09%



MMDA + Savings 71%
$1.8B
CDs <$100k 5%
CDs ≥$100k 16%
Other Trans. Accts 1%
Demand 7%

Q3 Cost of Deposits: 2.20%

Q3 Loans / Dep.: 87%

BankFinancial

Plan to Reposition BankFinancial's Entire Multi. Portfolio Post-Closing



Multifam. 63%
$0.8B
C&I 22%
NOO CRE 11%
OO CRE 2%
Resi. 2%

Q3 Yield on Loans: 5.30%



MMDA + Savings 71%
$1.3B
CDs <$100k 9%
CDs ≥$100k 11%
Other Trans Accts 3%
Demand 6%

Q3 Cost of Deposits: 1.52%

Q3 Loans / Dep.: 61%

Pro Forma



NOO CRE 16%
Multifam.[1] 7%
C&I 29%
OO CRE 9%
$13.6[1]
(ex. BFIN Multi.)
Resi. 22%
CLD 5%
Other 10%
Consumer 2%

Q3 Yield on Loans: 6.76%



MMDA + Savings 59%
$17.7B
CDs <$100k 13%
CDs ≥$100k 9%
Demand 18%
1%

Q3 Cost of Deposits: 2.09%

Q3 Loans / Dep.: 77%[1]

first financial bancorp

Source: S&P Capital IQ Pro

Note: Financial data as of September 30, 2025, per bank-level regulatory filings; pro forma excludes purchase accounting adjustments.

[1] Pro forma loan pie and loan / deposit ratio includes sale of BankFinancial's entire multifamily portfolio for illustrative purposes.

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About First Financial Bancorp Financial Overview Overview of Recent Acquisitions Appendix presentation contents 32 our management team Archie Brown President & Chief Executive Officer 17 42 Yrs at FFBC Yrs in Banking Jamie Anderson Chief Financial & Operating Officer 25 25 Yrs at FFBC Yrs in Banking Karen Woods EVP, GC & Chief Administrative Officer 9 30 Yrs at FFBC Yrs in Banking / Law Bill Harrod Chief Credit Officer 10 34 Yrs at FFBC Yrs in Fin. Serv. Rick Dennen Chief Corporate Banking Officer 10 22 Yrs at FFBC Yrs in Banking Greg Harris Pres., Wealth Mgmt. & Affluent Banking 16 35 Yrs at FFBC Yrs in Fin. Serv. Mandy Neeley EVP, Chief Cons. Banking & Strategy Officer 22 22 Yrs at FFBC Yrs in Banking James Shank Chief Internal Auditor 6 21 Yrs at FFBC Yrs in Fin. Serv. Matt Reckman Chief Commercial Banking Officer 10 23 Yrs at FFBC Yrs in Banking 33

consolidated financial highlights

($000 except per share data)	Year Ended December 31, 2020	2021	2022	2023	2024	Quarter Ended, 3/31/25	6/30/25	9/30/25
Summary Balance Sheet:								
Total Assets	$15,973,134	$16,329,141	$17,003,316	$17,532,900	$18,570,261	$18,455,067	$18,634,255	$18,554,506
Loans Held for Investment	9,900,970	9,288,299	10,298,971	10,933,176	11,761,778	11,724,130	11,786,196	11,714,551
Deposits	12,232,003	12,871,954	12,701,177	13,360,797	14,329,138	14,196,956	14,369,993	14,433,448
Loans Held for Investment / Deposits	80.9%	72.2%	81.1%	81.8%	82.1%	82.6%	82.0%	81.2%
Profitability:								
Return on Average Assets	1.00%	1.28%	1.33%	1.51%	1.29%	1.13%	1.52%	1.54%
Return on Average Equity	7.02%	9.08%	10.34%	12.01%	9.78%	8.46%	11.16%	11.08%
Net Interest Margin (FTE)	3.51%	3.31%	3.77%	4.40%	4.05%	3.88%	4.05%	4.02%
Efficiency Ratio	60.5%	64.3%	64.2%	56.9%	62.2%	63.9%	56.9%	57.4%
Noninterest Income / Net Revenue	29.3%	27.5%	26.8%	25.3%	26.8%	25.5%	30.1%	31.4%
Net Income	$155,810	$205,160	$217,612	$255,863	$228,830	$51,293	$69,996	$71,923
Diluted EPS	$1.59	$2.14	$2.30	$2.69	$2.40	$0.54	$0.73	$0.75
Asset Quality:								
NPAs / Assets	0.56%	0.37%	0.23%	0.38%	0.36%	0.32%	0.41%	0.41%
Reserves / Total Loans	1.77%	1.42%	1.29%	1.29%	1.33%	1.33%	1.34%	1.38%
NPLs / Total Loans	0.89%	0.65%	0.38%	0.60%	0.56%	0.51%	0.65%	0.65%
NCOs / Avg. Loans	0.14%	0.26%	0.06%	0.33%	0.30%	0.36%	0.21%	0.18%
Capital Ratios:								
CET1 Ratio	11.8%	10.9%	10.8%	11.7%	12.2%	12.3%	12.6%	12.9%
Leverage Ratio	9.6%	8.7%	8.9%	9.7%	10.0%	10.0%	10.3%	10.5%
Tier 1 Capital Ratio	12.2%	11.2%	11.2%	12.1%	12.5%	12.6%	12.9%	13.2%
Total Capital Ratio	15.6%	14.1%	13.1%	14.3%	14.6%	14.9%	15.0%	15.3%

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markets of operation

53% of deposits in Ohio / 35% in Indiana / 8% in Illinois / 4% in Kentucky

FFBC's Top 15 MSAs	FFBC Rank	FFBC Branches	FFBC Deposits in Mkt. ($M)	% of Franchise	FFBC Mkt. Share (%)	Proj. Pop. Growth '26 - '31	Current Median HHI ($)	Proj. HHI Growth '26 - '31
Cincinnati, OH-KY-IN	4	46	$6,420	36.4%	3.4%	2.2%	$86,043	10.0%
Chicago-Naperville-Elgin, IL-IN	22	27	2,336	13.3%	0.4%	0.5%	97,107	13.1%
Indianapolis-Carmel-Greenwood, IN	14	9	1,106	6.3%	1.2%	3.4%	87,303	11.8%
Cleveland, OH	13	3	1,045	5.9%	0.8%	(0.6%)	75,211	14.4%
Columbus, IN	1	6	877	5.0%	48.3%	2.3%	87,714	12.4%
Dayton-Kettering-Beavercreek, OH	7	8	684	3.9%	4.4%	0.9%	74,695	11.9%
Louisville/Jefferson County, KY-IN	13	9	532	3.0%	1.2%	2.6%	76,858	11.1%
Bloomington, IN	3	2	499	2.8%	13.6%	(0.5%)	66,038	6.7%
Celina, OH	2	3	464	2.6%	22.3%	0.3%	90,809	9.8%
Columbus, OH	17	4	442	2.5%	0.4%	3.7%	85,666	9.5%
Akron, OH	11	2	414	2.3%	2.2%	0.0%	77,357	13.7%
Greensburg, IN	1	3	231	1.3%	30.3%	(0.5%)	85,008	9.6%
Madison, IN	2	3	222	1.3%	36.0%	(1.0%)	69,814	10.4%
Canton-Massillon, OH	11	1	170	1.0%	1.6%	(0.5%)	69,725	8.3%
Seymour, IN	3	1	151	0.9%	12.1%	2.7%	80,977	8.4%
FFBC Weighted Average Franchise						**1.4%**	**83,678**	**11.0%**

Source: S&P Capital IQ Pro. Market share data as of 6/30/25 and is pro forma for pending or recently completed transactions.

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Kroll ratings as of October 3, 2025

FFBC's Kroll ratings reflect an overall strong credit profile

Entity	Type	Rating[1]	Outlook
First Financial Bancorp.			
	Senior Unsecured Debt	BBB+	Stable
	Subordinated Debt	BBB	Stable
	Short-Term Debt	K2	N/A
First Financial Bank			
	Deposit	A-	Stable
	Senior Unsecured Debt	A-	Stable
	Subordinated Debt	BBB+	Stable
	Short-Term Deposit	K2	N/A
	Short-Term Debt	K2	N/A

Subordinated Debt Maturity Profile								
Term / Structure	Entity	Rank	Maturity Date	Call Date	Amount ($000)	Front-End Coupon	Back-End Coupon	Current Coupon
10 yr NC 5	HoldCo	Subordinated	5/15/2030	5/15/2025	$150,000	5.25%	SOFR + 509bps	SOFR + 509bps

80% of balance currently receiving Tier 2 capital treatment

Source: Kroll Bond Rating Agency.
[1] Kroll Ratings Scale: https://www.krollbondratings.com/understanding-ratings/methodologies/rating-scales

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historical interest coverage

(dollars in millions)	For the Twelve Months Ended				Standalone FFBC Nine Months Ended	Pro Forma Nine Months Ended[1]	
	12/31/21	12/31/22	12/31/23	12/31/24	9/30/25	9/30/25	
Double Leverage							
Investment in Bank Subsidiary	$2,447	$2,161	$2,334	$2,414	$2,528	$2,883	
Consolidated Equity	2,259	2,041	2,268	2,438	2,632	2,804	
Double Leverage Ratio	108%	106%	103%	99%	96%	103%	
Interest Coverage							
Earnings:							
Income From Continuing Operations Before Taxes	$241	$242	$319	$268	$242	$263	
(+) Short-term Borrowings Interest (FHLB, Fed Funds & Repos)	0	19	53	39	20	23	
(+) Long-term Borrowings Interest (inc. TruPS & Sub Debt)	16	19	20	20	17	18	
Earnings (Before Corporate Debt Interest)	$257	$280	$392	$327	$279	$304	A
(+) Interest on Deposits	14	28	202	331	232	276	
Earnings (Before Corporate Debt & Deposit Interest)	$271	$308	$594	$658	$511	$580	B
Interest Expense:							
Short-term Borrowings Interest (FHLB, Fed Funds & Repos)	$0	$19	$53	$39	$20	$23	
Long-term Borrowings Interest (inc. TruPS & Sub Debt)	16	19	20	20	17	18	
Interest Expense, Excluding Interest on Deposits	16	38	73	59	37	41	C
Interest on Deposits	14	28	202	331	232	276	
Interest Expense, Including Interest on Deposits	30	66	275	390	269	317	D
Interest Coverage (Excluding Deposit Interest Expense) - A / C	**16.1x**	**7.4x**	**5.4x**	**5.5x**	**7.5x**	**7.4x**	
Interest Coverage (Including Deposit Interest Expense) - B / D	**9.0x**	**4.7x**	**2.2x**	**1.7x**	**1.9x**	**1.8x**	

[1] Pro forma includes estimated impact of Westfield Bancorp and BankFinancial acquisitions consistent with merger assumptions as detailed on pages 38 and 39. Additionally assumes a $110.0 million dividend up from First Financial Bank.

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key transaction assumptions

Westfield Bancorp

Earnings, Synergies and Cost Savings	• Net income for FFBC based on consensus analyst estimates • Net income for Westfield Bancorp based on FFBC management estimates • Cost savings of ~40% of Westfield Bancorp's noninterest expense base (75% realized in 2026, 100% thereafter) • No incremental Durbin impact, as OFIC is over the $10 billion asset threshold • Revenue synergies identified and are expected but not modeled

Loan and Credit Marks	• Gross loan credit mark of $18.9 million or 1.1% of Westfield Bancorp's total loans
	  ◦ $8.5 million (~45%) allocated to purchase credit deteriorated (PCD) loans
	  ◦ $10.4 million (~55%) allocated to non-PCD loans (accreted into earnings over five years, straight-line method)
	  ◦ Assumes a day two CECL reserve on the non-PCD credit mark equal to the non-PCD loan mark (CECL "double-count")
	• Loan interest rate mark of $56.7 million pre-tax, or 3.3% of Westfield Bancorp's projected gross loan balance at closing (accreted into earnings over five years, sum-of-years-digits)

Transaction Expenses	• Pre-tax one-time expenses of $23.0 million fully reflected in projected tangible book value per share at closing • An incremental $875,000 of capitalized expense is associated with branch renovations (depreciated over 10 years, straight-line) • Assumes a fixed asset write-down of $2.5 million with depreciation reduced straight-line over 20-years
Intangibles and Other	• Core deposit intangible of 3.0% of Westfield Bancorp's core deposits (amortized over 10 years, sum-of-years-digits) • Westfield Bancorp's pre-tax loss on AFS securities of $25.0 million accreted through earnings over four years, straight-line • Other pre-tax fair value adjustments totaling approximately $0.4 million amortized based on estimated remaining life

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key transaction assumptions

BankFinancial

Key Merger Assumptions	• **Cost Savings** – Approximately 45% of BankFinancial's annual operating expense – 75% phase-in during 2026 and 100% in 2027 and thereafter • **One-Time Merger Expenses** – $25 million pre-tax; fully reflected in pro forma impacts at closing • **Core Deposit Intangible** – 3.50% of BankFinancial's non-time deposits – Amortized over 10 years using sum-of-years digits method
Fair Value Adjustments	• **Loan Credit Mark** – 1.9% of BankFinancial's total loans – Analysis shown with and without CECL "double-count"; credit mark composition of 50% purchase credit deteriorated (PCD) / 50% Non-PCD with CECL "double-count" – Additional write-down assumed on equipment leases • **Loan Interest Rate FMV Adjustment** – $39 million estimated at close, or 4.9% of loans – Accreted into earnings over 7 years using sum-of-years-digits method • **Other Interest Rate FMV Adjustments** – Approximately $1 million
Other	• **Multifamily Loan Repositioning** – Expected disposition of entire ~$500 million BankFinancial multifamily loan portfolio post closing to create incremental funding capacity • **Securities Repositioning** – Assumes repositioning of entire BankFinancial securities portfolio post closing • **Durbin Interchange Revenue Impact** – Estimated approx. $0.4 million annual impact • **Incremental Deposit Rate Adjustment** – Assumes more competitive deposit rates on certain products

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The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 40 Non-GAAP measures appendix: non-GAAP to GAAP reconciliation 41 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2025 2025 2025 2024 2024 Net interest income 160,486$ 158,269$ 149,296$ 154,399$ 155,560$ Tax equivalent adjustment 1,248 1,246 1,213 1,274 1,362 Net interest income - tax equivalent 161,734$ 159,515$ 150,509$ 155,673$ 156,922$ Average earning assets 15,968,153$ 15,814,576$ 15,752,132$ 15,714,676$ 15,292,378$ Net interest margin1 3.99% 4.01% 3.84% 3.91% 4.05 % Net interest margin (fully tax equivalent)1 4.02% 4.05% 3.88% 3.94% 4.08 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended, Sep. 30, 2025	June 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024
Net income (a)	$ 71,923	$ 69,996	$ 51,293	$ 64,885	$ 52,451
Average total shareholders' equity	2,575,203	2,515,747	2,457,785	2,441,045	2,371,125
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,658)	(1,007,654)
Other intangibles	(74,448)	(76,076)	(78,220)	(80,486)	(82,619)
Average tangible equity (b)	1,493,099	1,432,015	1,371,909	1,352,901	1,280,852
Total shareholders' equity	2,631,855	2,558,155	2,501,235	2,438,041	2,450,438
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)
Other intangibles	(73,797)	(75,458)	(77,002)	(79,291)	(81,547)
Ending tangible common equity (c)	1,550,402	1,475,041	1,416,577	1,351,094	1,361,235
Less:					
AOCI	(223,000)	(246,384)	(253,888)	(289,799)	(232,262)
Adjusted ending tangible common equity (d)	1,773,402	1,721,425	1,670,465	1,640,893	1,593,497
Total assets	18,554,506	18,634,255	18,455,067	18,570,261	18,146,332
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,656)
Other intangibles	(73,797)	(75,458)	(77,002)	(79,291)	(81,547)
Ending tangible assets (e)	17,473,053	17,551,141	17,370,409	17,483,314	17,057,129
Risk-weighted assets (f)	14,166,935	14,129,683	14,027,274	14,059,215	13,800,728
Total average assets	18,566,188	18,419,437	18,368,604	18,273,419	17,854,191
Less:					
Goodwill	(1,007,656)	(1,007,656)	(1,007,656)	(1,007,658)	(1,007,654)
Other intangibles	(74,448)	(76,076)	(78,220)	(80,486)	(82,619)
Average tangible assets (g)	$ 17,484,084	$ 17,335,705	$ 17,282,728	$ 17,185,275	$ 16,763,918
Ending shares outstanding (h)	95,757,250	95,760,617	95,730,353	95,494,840	95,486,317
Ratios					
Return on average tangible shareholders' equity (a)/(b)	19.11%	19.61%	15.16%	19.08%	16.29%
Ending tangible common equity as a percent of:					
Ending tangible assets (c)/(e)	8.87%	8.40%	8.16%	7.73%	7.98%
Risk-weighted assets (c)/(f)	10.94%	10.44%	10.10%	9.61%	9.86%
Adjusted ending tangible common equity to ending tangible assets (d)/(e)	10.15%	9.81%	9.62%	9.39%	9.34%
Average tangible equity as a percent of average tangible assets (b)/(g)	8.54%	8.26%	7.94%	7.87%	7.64%
Tangible book value per share (c)/(h)	$ 16.19	$ 15.40	$ 14.80	$ 14.15	$ 14.26

All dollars shown in thousands

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appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	3Q25 As Reported	3Q25 Adjusted	2Q25 As Reported	2Q25 Adjusted	1Q25 As Reported	1Q25 Adjusted	4Q24 As Reported	4Q24 Adjusted
Net interest income (f)	$ 160,486	$ 160,486	$ 158,269	$ 158,269	$ 149,296	$ 149,296	$ 154,399	$ 154,399
Provision for credit losses-loans and leases (j)	8,612	8,612	9,084	9,084	9,141	9,141	9,705	9,705
Provision for credit losses-unfunded commitments (j)	453	453	718	718	(441)	(441)	(273)	(273)
Noninterest income	73,525	73,525	68,063	68,063	51,083	51,083	69,854	69,854
less: gains (losses) on security transactions		(42)		242		(9,948)		143
Total noninterest income (g)	73,525	73,567	68,063	67,821	51,083	61,031	69,854	69,711
Noninterest expense	134,269	134,269	128,671	128,671	128,076	128,076	147,907	147,907
less: tax credit investment writedown		112		111		112		14,303
less: state intangible tax		-		-		-		(983)
less: efficiency-related costs		228		1,016		451		4,727
less: Other		599		(56)		894		(1,066)
Total noninterest expense (e)	134,269	133,330	128,671	127,600	128,076	126,619	147,907	130,926
Income before income taxes (i)	90,677	91,658	87,859	88,688	63,603	75,008	66,914	83,752
Income tax expense	18,754	18,754	17,863	17,863	12,310	12,310	2,029	2,029
plus: tax effect of adjustments		89		88		88		10,522
plus: after-tax impact of tax credit investments @ 21%		206		174		2,395		3,536
Total income tax expense (h)	18,754	19,049	17,863	18,125	12,310	14,793	2,029	16,087
Net income (a)	$ 71,923	$ 72,609	$ 69,996	$ 70,563	$ 51,293	$ 60,215	$ 64,885	$ 67,665
Average diluted shares (b)	95,754	95,754	95,742	95,742	95,524	95,524	95,488	95,488
Average assets (c)	18,566,188	18,566,188	18,419,437	18,419,437	18,368,604	18,368,604	18,273,419	18,273,419
Average shareholders' equity (k)	2,575,203	2,575,203	2,515,747	2,515,747	2,457,785	2,457,785	2,441,045	2,441,045
Less:								
Goodwill and other intangibles	(1,082,104)	(1,082,104)	(1,083,732)	(1,083,732)	(1,085,876)	(1,085,876)	(1,088,144)	(1,088,144)
Average tangible equity (d)	1,493,099	1,493,099	1,432,015	1,432,015	1,371,909	1,371,909	1,352,901	1,352,901
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.75	$ 0.76	$ 0.73	$ 0.74	$ 0.54	$ 0.63	$ 0.68	$ 0.71
Return on average assets - (a)/(c)	1.54%	1.55%	1.52%	1.54%	1.13%	1.33%	1.41%	1.47%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	2.13%	2.15%	2.13%	2.14%	1.60%	1.85%	1.66%	2.03%
Return on average shareholders' equity (a)/(k)	11.08%	11.19%	11.16%	11.25%	8.46%	9.94%	10.57%	11.03%
Return on average tangible shareholders' equity - (a)/(d)	19.11%	19.29%	19.61%	19.76%	15.16%	17.80%	19.08%	19.90%
Efficiency ratio - (e)/((f)+(g))	57.4%	57.0%	56.9%	56.4%	63.9%	60.2%	66.0%	58.4%
Effective tax rate - (h)/(i)	20.7%	20.8%	20.3%	20.4%	19.4%	19.7%	3.0%	19.2%

FIRST
first financial bancorp

All dollars shown in thousands

43

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

44 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202